LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2011
Lease Commitments [Abstract]
LEASE COMMITMENTS
LEASE COMMITMENTS

The Company leases certain facilities, machinery, equipment and vehicles with varying terms. Under most leasing arrangements, the Company pays the property taxes, insurance, maintenance and expenses related to the leased property. Certain of the equipment leases are classified as capital leases and the related assets have been included in Property, Plant and Equipment. Net assets under capital leases were $9.0 million and $10.1 million, net of accumulated amortization of $2.6 million and $2.5 million, at December 31, 2011 and 2010, respectively.

Future minimum capital and noncancellable operating lease payments and the related present value of capital lease payments at December 31, 2011 are as follows (in millions):

	Capital Leases	Operating Leases
2012	$1.1	$61.7
2013	0.5	49.0
2014	0.5	37.1
2015	0.1	29.3
2016	—	23.6
Thereafter	—	59.7
Total minimum obligations	2.2	$260.4
Less: amount representing interest	(0.1)
Present value of net minimum obligations	2.1
Less: current portion	(1.0)
Long-term obligations	$1.1

Most of the Company’s operating leases provide the Company with the option to renew the leases for varying periods after the initial lease terms. These renewal options enable the Company to renew the leases based upon the fair rental values at the date of expiration of the initial lease. Total rental expense under operating leases was $62.1 million, $55.7 million, and $61.2 million in 2011, 2010 and 2009, respectively.